                        PENN TREATY AMERICAN CORPORATION
                           INSTRUCTIONS AS TO USE OF
                              RIGHTS CERTIFICATES

                             ---------------------

            CONSULT THE SUBSCRIPTION AGENT, OR YOUR BANK OR BROKER, IF YOU HAVE ANY QUESTIONS AFTER READING THESE INSTRUCTIONS

                             ---------------------

    The following instructions (the "Instructions") relate to the rights offering (the "Rights Offering") by Penn Treaty American Corporation, a Pennsylvania corporation (the "Company"), to the holders of its common stock, $.10 par value per share (the "Common Stock") and holders of its 6 1/4% convertible subordinated notes due 2003 (the "Notes"), as described in the Company's Prospectus Supplement dated April 25, 2001, to the Company's Prospectus dated November 15, 2000 (the "Prospectus Supplement"). Holders of record (the "Record Date Holders") of Common Stock at the close of business on April 20, 2001 (the "Record Date") are receiving 1.1 transferable subscription rights (each, a "Right") for each share of Common Stock held on the Record Date. Record Date Holders of Notes at the close of business on the Record Date are receiving 1.1 Rights for each share of Common Stock they would have owned had the Notes been converted into Common Stock on the Record Date. Rights entitle a holder thereof (the "Rights Holder") to subscribe for the purchase from the Company of one share of Common Stock (the "Basic Subscription Privilege") at the subscription price (the "Subscription Price") of $2.40 per share. In lieu of fractional Rights, the aggregate number of Rights issued to a Record Date Holder has been rounded up to the next whole number. An aggregate number of up to 12,083,000 shares will be distributed in connection with the Rights Offering. Subject to the proration and possible reduction described below, each Right also entitles any Rights Holder exercising the Basic Subscription Privilege in full to subscribe for additional shares available after satisfaction of all subscriptions pursuant to the Basic Subscription Privilege (the "Oversubscription Privilege"). Shares will be available for purchase pursuant to the Oversubscription Privilege only to the extent that there are shares not subscribed for through the Basic Subscription Privilege. If the shares not subscribed for through the Basic Subscription Privilege (the "Remaining Shares") are not sufficient to satisfy all subscriptions pursuant to the Oversubscription Privilege, the Remaining Shares will be allocated pro rata (subject to the elimination of fractional shares) among those Rights Holders exercising the Oversubscription Privilege based on the respective number of shares purchased by such Rights Holders pursuant to the Basic Subscription Privilege. If a Rights Holder exercised his or her Oversubscription Privilege and is allocated less than all of the Common Stock which he or she wished to subscribe for, the excess payment for Common Stock that was not allocated to such Rights Holder will be returned by mail without interest or deduction as soon as practicable after the Expiration Date. The Subscription Price is payable in cash. See "Description of Rights" in the Prospectus Supplement.

    The Rights will expire at 5:00 p.m., Eastern Time, on May 25, 2001, unless extended by Penn Treaty American Corporation (as it may be extended, the "Expiration Date"). The number of Rights to which you are entitled is printed on the face of your Rights Certificate (the "Rights Certificate"). You should indicate your wishes with regard to the exercise of your Rights by completing the appropriate section on the back of your Rights Certificate and returning the Rights Certificate to the Subscription Agent in the envelope provided.

    YOUR RIGHTS CERTIFICATE MUST BE RECEIVED BY THE SUBSCRIPTION AGENT AND PAYMENT OF THE SUBSCRIPTION PRICE FOR EACH SHARE OF COMMON STOCK SUBSCRIBED FOR PURSUANT TO THE BASIC SUBSCRIPTION PRIVILEGE AND THE OVERSUBSCRIPTION PRIVILEGE, INCLUDING FINAL CLEARANCE OF ANY CHECKS, MUST BE RECEIVED BY THE SUBSCRIPTION AGENT ON OR PRIOR TO THE EXPIRATION DATE. IF YOU OWN YOUR COMMON STOCK OR NOTES THROUGH A BROKER, OR WISH TO TRANSFER YOUR RIGHTS CERTIFICATE TO YOUR BROKERAGE ACCOUNT, YOU MUST CONTACT YOUR BROKER DIRECTLY TO PARTICIPATE IN THIS OFFERING. YOU MAY NOT

REVOKE ANY EXERCISE OF A RIGHT UNLESS THE EXPIRATION DATE IS EXTENDED BY MORE THAN THIRTY DAYS OR A MATERIAL CHANGE IN THE TERMS OF THE RIGHTS OFFERING IS MADE.

    Penn Treaty American Corporation will not have any liability to you as a Rights Holder if your Rights Certificate (together with all required payments and documents) is not received in time for exercise or sale prior to the Expiration Date.

1.  SUBSCRIPTION PRIVILEGES; EXERCISE.

    To exercise Rights, complete the reverse side of your Rights Certificate and send your properly completed and executed Rights Certificate, together with payment in full of the Subscription Price for all shares of Common Stock subscribed for pursuant to the Basic Subscription Privileges and the Oversubscription Privilege, to the Subscription Agent. FACSIMILE DELIVERY OF THE RIGHTS CERTIFICATE WILL NOT CONSTITUTE VALID DELIVERY. Payment of the Subscription Price must be made in U.S. dollars for the full number of shares of Common Stock being subscribed for by either (a) check or bank draft drawn upon a U.S. bank or of any postal, telegraphic or express money order payable to First Union National Bank, as Subscription Agent; or (b) wire transfer of immediately available funds to the First Union National Bank, ABA No. 0530-00219, Account No. 5000000016439; Reference Penn Treaty American Corporation and your name (name of registered shareholder).

2.  ACCEPTANCE OF PAYMENTS.

    Payment of the Subscription Price will be deemed to have been received by the Subscription Agent only upon the (a) clearance of any uncertified check,
(b) receipt by the Subscription Agent of any certified check or bank draft drawn upon a U.S. bank or of any postal, telegraphic or express money order, or
(c) receipt of collected funds in the Subscription Agent's account designated above. IF PAYING BY UNCERTIFIED PERSONAL CHECK, PLEASE NOTE THAT UNCERTIFIED CHECKS MAY TAKE UP TO TEN (10) BUSINESS DAYS TO CLEAR AND THAT SUCH CHECKS MUST CLEAR ON OR PRIOR TO THE EXPIRATION DATE FOR YOU TO HAVE VALIDLY EXERCISED YOUR RIGHTS. ACCORDINGLY, RIGHTS HOLDERS WHO WISH TO PAY THE SUBSCRIPTION PRICE BY MEANS OF AN UNCERTIFIED PERSONAL CHECK ARE URGED TO MAKE PAYMENT SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO ENSURE THAT SUCH PAYMENT IS RECEIVED AND CLEARED BY SUCH TIME AND ARE URGED, IN THE ALTERNATIVE, TO CONSIDER PAYMENT BY MEANS OF A CERTIFIED OR CASHIER'S CHECK, MONEY ORDER OR WIRE TRANSFER OF FUNDS TO AVOID MISSING THE OPPORTUNITY TO EXERCISE THEIR RIGHTS.

3.  EXERCISE THROUGH BANK OR BROKER.

    If you wish to make arrangements for the delivery of funds on your behalf and request a bank or broker to exercise the Rights represented by the Rights Certificate on your behalf, you must contact your bank or broker directly and NOT send your Rights Certificate or funds directly to the Subscription Agent. The bank or broker will act as the intermediary on your behalf.

4.  CONTACTING THE SUBSCRIPTION AGENT OR THE INFORMATION AGENT.

    The address, telephone and facsimile numbers of the Subscription Agent are as follows:

                           First Union National Bank
                      1525 West W.T. Harris Boulevard, 3C3
                      Charlotte, North Carolina 28262-1153
            Attention: Corporate Actions, Corporate Trust Operations
                           Telephone: (800) 829-8432
                           Facsimile: (704) 590-7628

    For more information or additional copies of the Prospectus Supplement, please contact the Information Agent. The telephone numbers of the Information Agent are as follows:

                               Georgeson Shareholder:
                     Holders of Common Stock and Notes call
                           Toll free: (888) 371-8336
                     For Banks and Brokers: (201) 896-1900

    IF YOU OWN YOUR SHARES THROUGH A BROKER, PLEASE CONTACT YOUR BROKER
DIRECTLY.

5.  PARTIAL EXERCISES; EFFECT OF OVERPAYMENT AND UNDERPAYMENT.

    If you exercise less than all of the Rights evidenced by your Rights Certificate by so indicating in Section 1 of your Rights Certificate, the Subscription Agent will, upon request, issue to you a new Rights Certificate evidencing the unexercised Rights. If you choose to have a new Rights Certificate sent to you, however, you may not receive any such new Rights Certificate in sufficient time to permit you to transfer or exercise the Rights evidenced thereby prior to the Expiration Date.

    If you have not specified the number of Common Shares being subscribed for pursuant to the Basic Subscription Privilege, or do not forward full payment of the total Subscription Price for the number of shares of Common Stock that you indicate are being exercised, you will be deemed to have exercised such Basic Subscription Privilege with respect to the maximum whole number of Rights that may be exercised with the Subscription Price payment delivered to the Subscription Agent. If the total Subscription Price forwarded to the Subscription Agent is greater than the amount owed for the number of shares of Common Stock to be purchased pursuant to the Basic Subscription Privilege (the "Subscription Excess"), you will be deemed to have exercised your Oversubscription Privilege to purchase, to the extent available and subject to limitations on allocation of shares of Common Stock previously discussed, the maximum number of shares of Common Stock with the Subscription Excess. If your full Subscription Price payment is not applied to your purchase of shares of Common Stock, you will be refunded the amount of any overpayment, sent via mail, without interest or deduction, as soon as practicable after the Expiration Date.

6.  DELIVERY OF STOCK CERTIFICATES, ETC.

    It is anticipated that the closing of the sale of shares of Common Stock issuable upon exercise of the Rights (the "Closing") will occur on or about the third business day following the Expiration Date (the "Closing Date"). The following delivery and payment will be made to the address shown on the face of your Subscription Certificate:

    (a) BASIC SUBSCRIPTION PRIVILEGE AND OVER-SUBSCRIPTION PRIVILEGE. As soon as practical after the Expiration Date, the Subscription Agent will mail to each Rights Holder who validly exercises their Basic Subscription Privilege and the Over subscription Privilege, if any, certificates representing shares of Common Stock purchased pursuant to the Basic Subscription Privilege and the Oversubscription Privilege.

    (b) CASH PAYMENTS. As soon as practicable after the Closing Date, the Subscription Agent will mail to each Rights Holder who exercises the Oversubscription Privilege any excess funds received in payment of the Subscription Price for shares of Common Stock that are subscribed for by such Rights Holder but not allocated to such Rights Holder pursuant to the Oversubscription Privilege.

7.  EXECUTION.

    (a) EXECUTION BY REGISTERED HOLDER. The signature on the Rights Certificate must correspond with the name of the registered Rights Holder exactly as it appears on the face of the Rights Certificate without any alteration or change whatsoever. Persons who sign the Rights Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must certify to the Subscription Agent and Penn Treaty American Corporation as to their authority to so act.

    (b) EXECUTION BY PERSON OTHER THAN REGISTERED HOLDER. If the Rights Certificate is executed by a person other than the Rights Holder named on the face of the Rights Certificate, proper evidence of authority of the person executing the Rights Certificate must accompany the same unless, for good cause, the Subscription Agent dispenses with proof of authority.

    (c) TRANSFER OF RIGHTS CERTIFICATES. To transfer your Rights Certificate to another party, which would include the transfer of your Rights into your brokerage account or the selling of your Rights through a broker, you must complete Section 2 on the back of your Rights Certificate. You must also sign and date the back of your Rights Certificate and have your signature guaranteed by an institution (bank, broker, credit union) with membership in an approved signature guarantee Medallion program pursuant to S.E.C. Rule 17Ad-15.

    (d) SPECIAL ISSUANCE OR DELIVERY INSTRUCTIONS. You may choose to exercise your Rights and transfer the Common Stock underlying your Rights to another party. If you wish to do so, you must complete Section 3, Special Issuance Instructions, on the back of your Rights Certificate, designating the party's name, address and tax identification or social security number for proper registration of the new Common Stock. You must also sign and date the back of your Rights Certificate and have your signature guaranteed by an institution (bank, broker, credit union) with membership in an approved signature guarantee Medallion program pursuant to S.E.C. Rule 17Ad-15.

    If you exercise your Rights and wish to have your new Common Stock certificate delivered to a different address than the address designated on your Rights Certificate, you must complete Section 3, Special Delivery Instructions, and sign and date the back of your Rights Certificate.

8.  METHOD OF DELIVERY.

    The method of delivery of Rights Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rights Holder, but, if sent by mail, it is recommended that they be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and the clearance of any uncertified personal checks sent in payment of the Subscription Price prior to the Expiration Date.